EXHIBIT 10.12

PROMISSORY NOTE
(Revolving Line of Credit Permanent Loan)

$100,000,000.00	December 31, 2002

Borrower:	The Entities executing this Note in the signatures below

Borrower’s Address for Notice:	5401 East Independence Boulevard Charlotte, North Carolina 28212

Lender:	Toyota Motor Credit Corporation

Lender’s Address for Payment:	19001 South Western Avenue Torrance, California 90509-2958

Promise to Pay:

For value received, the undersigned Borrower promises to pay to the order of Lender the sum of One Hundred Million and No/100 Dollars ($100,000,000.00), to the extent advanced by Lender, together with interest on the unpaid balance of such amount, in lawful money of the United States of America, in accordance with all the terms conditions and covenants set forth below. For purposes of this Note, “Borrower” shall include all the entities executing this Note as set forth below.

Definitions:  Capitalized terms used in this Note and not defined herein shall have the meanings assigned to such terms in the Loan Agreement (defined below). In addition, the following terms shall have the meanings set forth below:

Advance – Each disbursement of loan proceeds under this Note pursuant to the Loan Agreement (defined as a “Permanent Advance” in Section 5.2(b) of the Loan Agreement).

Advance Termination Date – December 31, 2007.

Applicable Rate – A varying or fluctuating rate per annum that is equal to LIBOR plus two percent (2.00%). LIBOR is initially determined on the date of the applicable Advance. LIBOR shall be adjusted, as necessary, on the first calendar day of each month, based on the LIBOR rate in effect as of the last Business Day of the preceding month.

Construction Note - The Promissory Note dated of even date herewith executed by Borrower and payable to Lender in the principal amount of $50,000,000.00.

Default Interest Rate – The Maximum Lawful Rate, or if no such Maximum Lawful Rate is established by applicable law, then the Applicable Rate plus three percent (3%) per annum.

LIBOR - The London Interbank Offered Rate for one (1) month deposits, as published by The Wall Street Journal in its “Money Rates” section. Should the method of establishing LIBOR, or the publication of the London Interbank Offered Rates for one (1) month deposits in The Wall Street Journal cease or be abolished, then LIBOR shall be based on a comparable index selected by Lender.

Loan Agreement - Master Loan Agreement dated as of even date herewith among Borrower, Lender and Sonic Automotive, Inc. This Note is issued pursuant to the terms of the Loan Agreement.

Loan Documents – This Note, the Loan Agreement, the Security Documents, and any other instruments evidencing this Note or otherwise governing, guaranteeing or pertaining to the loan evidenced by this Note.

Loan Maturity Date – December 31, 2012.

Maximum Lawful Amount - The maximum, nonusurious and lawful contractual amount of interest, that may collected or received by Lender under applicable state or federal law.

Maximum Lawful Rate - The maximum, nonusurious and lawful contractual rate of interest that may be charged by Lender under applicable state or federal law.

Principal Balance - The aggregate unpaid principal balance of all Advances, outstanding from time to time.

Security Documents – All deeds of trust, mortgages, security agreements, guaranties, pledges, assignments, or any other instruments securing this Note.

TERMS OF NOTE

Interest and Principal Provisions:

(a)       Interest Accrual:  The Principal Balance of this Note advanced but from time to time remaining unpaid prior to maturity shall bear interest at the Applicable Rate, but never greater than the Maximum Lawful Rate. The Applicable Rate will automatically fluctuate upward or downward with changes to LIBOR in accordance with the provisions herein, without notice to Borrower or any other person. The (i) past due installments of principal and interest on this Note, (ii) Principal Balance of an Advance after the Loan Maturity Date, and (iii) entire Principal Balance after acceleration of the Principal Balance, shall bear interest at a per annum rate equal to the Default Interest Rate.

(b)      Payment Terms:  From the date hereof to and including the Loan Maturity Date, each Advance under this Note shall be due and payable as follows:

(i)        Principal – Principal is due and payable in equal monthly installments in an amount, determined on the date such Advance is made, sufficient to amortize such Advance over a 300-month period. On the Loan Maturity Date, a final installment of the entire unpaid Principal Balance shall be due and payable.

(ii)       Interest - Accrued interest on the unpaid Principal Balance outstanding shall be due and payable monthly on the same date as, and in addition to, the monthly principal payments. On the Loan Maturity Date, all accrued but unpaid interest shall be due and payable.

(iii)     Due Dates and Application of Payments – The monthly payments of principal and interest shall commence on the first day of the first month following funding of the first Advance hereunder, and shall continue regularly and monthly thereafter on the first day of each succeeding month. The amount of each of such payments in respect of the outstanding Advances shall be aggregated each month and shall be due as one monthly installment. Each installment shall be applied first to accrued but unpaid interest and the balance to reduction of the Principal Balance.

Advances and Prepayments:

(a)       Revolving Line of Credit:  This Note shall evidence Borrower’s indebtedness for Advances from time to time made under a revolving credit line pursuant to the Loan Agreement, which indebtedness may from time to time be decreased, increased, paid in full and then reborrowed. Interest will accrue only from the date that Advances are made pursuant to the Loan Agreement, and the liability of the undersigned is limited to the Principal Balance from time to time actually disbursed pursuant to such Loan Agreement, plus unpaid interest actually accrued on such principal, plus any expenses or other charges as more fully provided in this Note, the Loan Agreement and any other Loan Documents. This Note shall evidence all such indebtedness and this Note and all Security Documents and the liens and security interests thereunder shall remain in effect until this Note is formally terminated in writing, and this Note and such Security Documents shall not otherwise be terminated by payment of all or any part of the indebtedness hereby represented. Lender shall, and is hereby authorized by Borrower to, endorse on Schedule A attached hereto and made a part hereof (or on a continuation of such schedule) an appropriate notation evidencing the date and amount of each Advance, the Property being funded with the Advance, and any payments made thereon; provided, however, that the failure of Lender to make such a notation on this Note shall not affect any obligation of Borrower under this Note. Any such notation shall be prima facie evidence as to the date, amount, and monthly payment of such Advance or payment.

(b)      Prepayment:  Borrower may prepay the Principal Balance in whole or from time to time in part, at any time, upon payment of interest accrued on the Principal Balance outstanding through the day of prepayment and all other charges due hereunder and under the Security Documents, without premium. All payments and prepayments received by Lender prior to an Event of Default, including, without limitation, any condemnation awards or insurance proceeds received under the Security Documents which Lender is permitted to apply on the indebtedness evidenced hereby will be applied first to accrued unpaid interest on the Principal Balance at the Applicable Rate, and then:

(i)        in the case where such prepayment is not made in connection with the release of a Property pursuant to Section 5.11 of the Loan Agreement, but such prepayment is attributable to a condemnation awards or to insurance proceeds relating to a specific Property, to the outstanding balance of Advances attributable to that Property, in the order in which such Advances were made,

(ii)       in the case where such prepayment is not made in connection with the release of a Property pursuant to Section 5.11 of the Loan Agreement, but such prepayment is not attributable to a condemnation awards or to insurance proceeds relating to a specific Property, to the outstanding principal balance of all Advances then remaining unpaid in the order in which the Advances were made, and

(iii)     in the case where such prepayment is made in connection with the release of a Property pursuant to Section 5.11 of the Agreement, to the outstanding principal balance of the Advance attributable to the Property being released.

Any prepayments made in connection with the release of any Property shall be noted on Schedule B attached hereto and made a part hereof. Lender shall, and is hereby authorized by Borrowers to, endorse on Schedule B an appropriate notation evidencing the date and amount of each such prepayment.

(c)       Limitations on Advances:  The Loan Agreement contains limitations on the amount of Advances which may be made hereunder, which includes a limitation on the combined amount of unpaid principal under this Note and the Construction Note.

(d)      Advance Termination Date:  No Advances shall be made after the Advance Termination Date.

Default and Waiver Provisions:

(a)       Events of Default and Acceleration of Maturity:  Lender may, subject to any notice requirements in the Loan Agreement, declare the entire unpaid Principal Balance and all accrued and earned but unpaid interest at once due and payable upon the occurrence of an Event of Default.

(b)      Waiver by Borrower:  Except as expressly set forth in the Loan Agreement, Borrower and all other parties liable for this Note waive demand, notice of presentment, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and diligence in collection.

(c)       Non-Waiver by Lender:  Any previous extension of time, forbearance, failure to pursue some remedy, or acceptance of partial payment by Lender, before or after maturity, does not constitute a waiver by Lender of the existence of any event of default nor of its right to strictly enforce the collection of this Note according to its terms. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and, then, only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

(d)      Other Remedies Not Required:  Lender shall not be required to first file suit, exhaust all remedies, or enforce its rights against any security in order to enforce payment of this Note.

(e)       Joint and Several Liability:  Each Borrower who signs this Note, and all of the other parties liable for the payment of this Note, such as guarantors, endorsers, and sureties, are jointly and severally liable for the payment of this Note.

(f)       Attorney’s Fees:  If Lender requires the services of an attorney to enforce the payment of this Note or the performance of the other Loan Documents, or if this Note is collected through any lawsuit, probate, bankruptcy, or other judicial proceeding, Borrower agrees to pay Lender an amount equal to its reasonable attorney’s fees and other collection costs. This provision shall be limited by any applicable statutory restrictions relating to the collection of attorney’s fees.

Miscellaneous Provisions:

(a)       Usury Disclaimer:  All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or any other circumstance whatsoever, shall the interest contracted for, charged or received by Lender exceed the Maximum Lawful Amount. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the Maximum Lawful Amount, the interest payable to Lender shall be reduced to the Maximum Lawful Amount; and if from any circumstance Lender shall ever receive any interest in excess of the Maximum Lawful Amount, an amount equal to any excessive interest shall be applied to the reduction of the Principal Amount and not to the payment of interest, or if such excessive interest exceeds the unpaid Principal Amount such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the Principal Amount (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the Maximum Lawful Amount. For purposes of this paragraph, the term interest shall include all considerations and amounts that constitute interest under applicable usury law. This paragraph shall control all agreements between Borrower and Lender.

(b)      Application of Payments:  Except as otherwise expressly set forth herein or in the Loan Agreement, all payments on the indebtedness evidenced by this Note and by Security Documents, other than regularly scheduled payments, shall be applied to such indebtedness in such order and manner as Lender may from time to time determine in its absolute discretion.

(c)       Subsequent Holder:  All references to Lender in this Note shall also refer to any subsequent owner or holder of this Note by transfer, assignment, endorsement or otherwise.

(d)      Successors and Assigns:  The provisions of this Note shall be binding upon and for the benefit of the successors, assigns, heirs, executors and administrators of Lender and Borrower.

(e)       Other Parties Liable:  All promises, waivers, agreements and conditions applicable to Borrower shall likewise be applicable to and binding upon any other parties primarily or secondarily liable for the payment of this Note, including all guarantors, endorsers and sureties.

(f)       Modifications:  Any modifications agreed to by Lender relating to the release of liability of any of the parties primarily or secondarily liable for the payment of this Note, or relating to the release, substitution, or subordination of all or part of the security for this Note, shall in no way constitute a release of liability with respect to the other parties or security not covered by such modification.

(g)      Borrower’s Address for Notice:  All notices required to be sent by Lender to Borrower shall be sent by United States Mail, postage prepaid, to Borrower’s Address for Notice stated on the first page of this Note, until Lender shall receive written notification from Borrower of a new address for notice.

(h)      Lender’s Address for Payment:  All sums payable by Borrower to Lender shall be paid at Lender’s Address for Payment stated on the first page of this Note, until Lender shall notify Borrower of a new address for payment.

(i)       Applicable Law:  This Note has been executed and delivered, and shall be construed, in accordance with the applicable laws of the State of California and the United States of America.

(j)       Time of Essence:  Time is of the essence in Borrower’s performance of all duties and obligations imposed by this Note.

(k)      Partial Invalidity:  In the event any one or more of the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

(l)       Gender:  Whenever used, the singular shall include the plural, the plural shall include the singular, and the words “Lender”, “Borrowers” and “Borrower” shall be deemed to include their respective heirs, administrators, executors, successors and assigns.

Borrower’s Signature:

SRE Holding, LLC,
a North Carolina limited liability company
SRE Alabama - 2, LLC,
an Alabama limited liability company
SRE Alabama - 3, LLC,
an Alabama limited liability company
SRE Alabama - 4, LLC,
an Alabama limited liability company
SRealEstate Arizona -1, LLC,
an Arizona limited liability company
SRealEstate Arizona - 2, LLC,
an Arizona limited liability company
SRealEstate Arizona - 3, LLC,
an Arizona limited liability company
SRealEstate Arizona - 4, LLC,
an Arizona limited liability company
SRealEstate Arizona - 5, LLC,
an Arizona limited liability company
SRealEstate Arizona - 6, LLC,
an Arizona limited liability company
SRealEstate Arizona - 7, LLC,
an Arizona limited liability company
SRE California - 1, LLC,
a California limited liability company
SRE California - 2, LLC,
a California limited liability company
SRE California - 3, LLC,
a California limited liability company
SRE California - 4, LLC,
a California limited liability company
SRE California - 5, LLC,
a California limited liability company
SRE California - 6, LLC,
a California limited liability company
SRE Colorado - 1, LLC,
a Colorado limited liability company
SRE Colorado - 2, LLC,
a Colorado limited liability company
SRE Colorado - 3, LLC,
a Colorado limited liability company
SRE Florida - 1, LLC,
a Florida limited liability company
SRE Florida - 2, LLC,
a Florida limited liability company
SRE Florida - 3, LLC,
a Florida limited liability company
SRE Michigan - 1, LLC,
a Michigan limited liability company

SRE Michigan - 2, LLC,
a Michigan limited liability company
SRE Michigan - 3, LLC,
a Michigan limited liability company
SRE Nevada - 1, LLC,
a Nevada limited liability company
SRE Nevada - 2, LLC,
a Nevada limited liability company

SRE Nevada - 3, LLC,
a Nevada limited liability company
SRE Nevada - 4, LLC,
a Nevada limited liability company
SRE Nevada - 5, LLC,
a Nevada limited liability company
SRE Oklahoma – 1, LLC,
an Oklahoma limited liability company
SRE Oklahoma – 2, LLC,
an Oklahoma limited liability company
SRE Oklahoma – 3, LLC,
an Oklahoma limited liability company
SRE Oklahoma – 4, LLC,
an Oklahoma limited liability company
SRE Oklahoma – 5, LLC,
an Oklahoma limited liability company
SRE South Carolina - 2, LLC,
a South Carolina limited liability company
SRE South Carolina - 3, LLC,
a South Carolina limited liability company
SRE South Carolina - 4, LLC,
a South Carolina limited liability company
SRE Tennessee - 1, LLC,
a Tennessee limited liability company
SRE Tennessee - 2, LLC,
a Tennessee limited liability company
SRE Tennessee - 3, LLC,
a Tennessee limited liability company
SRE Virginia - 1, LLC,
a Virginia limited liability company

By:	/s/ THEODORE M. WRIGHT

Name: Theodore M. Wright
Title: Vice President and Treasurer of each of the above Companies

Attest:	/s/ STEPHEN K. COSS

Stephen K. Coss, Secretary of each of the Companies

SRE Georgia - 1, L.P., a Georgia limited partnership SRE Georgia - 2, L.P., a Georgia limited partnership SRE Georgia - 3, L.P., a Georgia limited partnership
By:	Sonic Automotive of Georgia, Inc., a Georgia corporation, the General Partner of each of the above Partnerships

By:	/s/ THEODORE M. WRIGHT

Name: Theodore M. Wright
Title: Vice President and Treasurer

Attest:	/s/ STEPHEN K. COSS

Stephen K. Coss, Secretary

SRE Texas -1, L.P.,
a Texas limited partnership
SRE Texas - 2, L.P.,
a Texas limited partnership
SRE Texas - 3, L.P.,
a Texas limited partnership
SRE Texas - 4, L.P.,
a Texas limited partnership
SRE Texas - 5, L.P.,
a Texas limited partnership
SRE Texas - 6, L.P.,
a Texas limited partnership
SRE Texas - 7, L.P.,
a Texas limited partnership
SRE Texas - 8, L.P.,
a Texas limited partnership

By:	Sonic of Texas, Inc., a Texas corporation, the General Partner of each of the above Partnerships

By:	/s/ THEODORE M. WRIGHT

Name: Theodore M. Wright
Title: Vice President and Treasurer

Attest:	/s/ STEPHEN K. COSS

Stephen K. Coss, Secretary

SCHEDULE A

Schedule A attached to and forming a part of the Promissory Note dated December       , 2002 in the principal amount of $100,000,000.00 from the named subsidiaries of Sonic Automotive, Inc. to Toyota Motor Credit Corporation.

Date	Advance Amount	Monthly Principal Payment	Property

	$	$

	$	$

	$	$

	$	$

	$	$

	$	$

	$	$

	$	$

	$	$

SCHEDULE B

Schedule B attached to and forming a part of the Promissory Note dated December        , 2002 in the principal amount of $100,000,000.00 from the named subsidiaries of Sonic Automotive, Inc. to Toyota Motor Credit Corporation.

Date	Amount of Prepayment	Advance No.	Property

$

$

$

$

$

$